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                                                                  EXHIBIT 10.26


                             FIRST LEASE AMENDMENT
                              ("First Amendment")

     This Amendment is made this 13th day of February, 1995, by and between WOODFIELD CORPORATE CENTER JOINT VENTURE, an Illinois General Partnership, hereinafter referred to as "Landlord" and CRABTREE CAPITAL CORPORATION, a Delaware corporation, hereinafter referred to as "Tenant".

     WHEREAS, Landlord and Tenant entered into a certain Lease dated May 15, 1992, (hereinafter called the "Lease"), under which Landlord demised to Tenant the premises commonly known as Suite 1540, 425 Woodfield Corporate Center, 425 North Martingale Road, Schaumburg, Illinois, 60173 (hereinafter called the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend said lease so as to change the Demised Premises and to extend the term of the Lease.

     NOW THEREFORE, in consideration of the agreement herein set forth, which the parties acknowledge as full and adequate consideration, the parties agree as follows:

1. Return of Demised Premises. The Premises identified on Exhibit A hereof consisting of 3,087 rentable square feet (hereinafter referred to as the "Returned Premises") shall be released from the terms of the Lease as of March 10, 1995.

2. New Demised Premises. Commencing March 11, 1995, Landlord hereby issues to Tenant and Tenant accepts the new demised premises (hereinafter "New Demised Premises") being Suite 440 located on the fourth floor in the Project (as defined in the Lease) commonly known as 475 Woodfield Corporate Center, located at 475 North Martingale Road in Schaumburg, Illinois, as shown on Exhibit B attached hereto. Landlord agrees, at Landlord's cost, to clean the carpet and to repaint the new Demised Premises.

3. Term For New Demised Premises. The lease of the New Demised Premises shall be for a term of two (2) years commencing on March 11, 1995 and ending on March 10, 1997, unless sooner terminated as provided herein.

4. Rentable Area of the New Demised Premises. Effective March 11, 1995, Lease Paragraph 2.8 is hereby amended to provide that Tenant's Rentable Area of the New Demised Premises is 1,184 rentable square feet.

5. Tenant's Proportionate Share of the New Demised Premises. Effective March 11, 1995, Lease Paragraph 2.12 is hereby amended to provide that Tenant's proportion for the New Demised Premises is eighteen on hundredths percent (0.18%).

6. Base Rent For the New Demised Premises. Effective March 11, 1995, Lease Paragraph 3.0 is hereby amended to the following rental rate schedule for the New Demised Premises:



                                    Monthly                           Annual
From/To                            Base Rent                         Base Rent
- --------                           ---------                      ----------------
03/11/95-03/10/96                    $1,036.00                      $12,432.00
03/11/96-0310/97                     $1,067.08                      $12,804.96


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7.   Brokerage. Paragraph 28.9 of the Lease is hereby modified by changing the words "CB Commercial and LaSalle Partners Asset Management (Illinois) Limited Partnership" to "U.S. Equities realty, Inc.".

8. Deletion of Option To Extend. Effective March 11, 1995, Paragraph 29 of the Lease is hereby deleted.

9. Affirmation and Incorporation. All terms of the lease are hereby affirmed and, except as specifically addressed herein, are made applicable to the New Demised Premises as though herein set forth in full.

     The parties hereto have executed this Lease sufficient to bind them to the first day of the aforewritten.


                               LANDLORD:

                               WOODFIELD CORPORATE CENTER JOINT
                               VENTURE, an Illinois General Partnership

                               By: THE PRUDENTIAL INSURANCE COMPANY
                               OF AMERICA, A General Partner.


                               By:
                                   ------------------
                                   Vice President

                               TENANT:

                               CRABTREE CAPITAL CORPORATION

                               By:
                                   ------------------
                               Its: Treasurer
                                   ------------------







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                                  EXHIBIT A


                              RETURNED PREMISES

                                  [DIAGRAM]
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                                  EXHIBIT B


                             NEW DEMISED PREMISES

                                  [DIAGRAM]